                                                                      Exhibit 99

                        [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Funding Corporation

Mortgage Pass-Through Certificates, Series 2004-C
$473,606,304 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1, 4-A-1 and 4-A-2 (Offered Certificates)

Bank of America, N.A.

Seller

Wells Fargo Bank, N.A.

Master Servicer

November 9, 2004

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                 Last Scheduled       Certificate
        Principal          WAL (Yrs)            Prin Pmt (Mths)      Interest Rate                                     Expected
Class Balance /(1)/ (Roll/Call/Mat)/(2)(3)/ (Roll/Call/Mat)/(2)(3)/    Type/(10)/    Tranche Type   Collateral Type  Ratings/(9)/
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Senior
1-A-1  $ 48,715,000    3.08 / 2.93 / 3.22        119 / 92 / 360        WAC PT/(4)/  Pass-Through  Jumbo 10/1 Hybrids    /(11)/
---------------------------------------------------------------------------------------------------------------------------------
1-A-R  $        100                                                                   Residual          Group 1
---------------------------------------------------------------------------------------------------------------------------------
1-B-1  $    625,000                 Information Not Provided Hereby                  Subordinate        Group 1           --
---------------------------------------------------------------------------------------------------------------------------------
1-B-2  $    275,000                                                                  Subordinate        Group 1           --
---------------------------------------------------------------------------------------------------------------------------------
1-B-3  $    150,000                                                                  Subordinate        Group 1           --
---------------------------------------------------------------------------------------------------------------------------------
1-B-4  $    125,000                                                                  Subordinate        Group 1           --
---------------------------------------------------------------------------------------------------------------------------------
1-B-5  $     75,000                                                                  Subordinate        Group 1           --
---------------------------------------------------------------------------------------------------------------------------------
1-B-6  $     75,685                                                                  Subordinate        Group 1           --
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Senior
2-A-1  $ 46,839,000    1.90 / 2.89 / 3.18         35 / 92 / 360       WAC PT/(5)/   Pass-Through   Alt-A 3/1 Hybrids    /(11)/
---------------------------------------------------------------------------------------------------------------------------------
 CB-1  $  4,937,000                 Information Not Provided Hereby                  Subordinate     Groups 2 & 3         --
---------------------------------------------------------------------------------------------------------------------------------
 CB-2  $  1,488,000                                                                  Subordinate     Groups 2 & 3         --
---------------------------------------------------------------------------------------------------------------------------------
 CB-3  $    812,000                                                                  Subordinate     Groups 2 & 3         --
---------------------------------------------------------------------------------------------------------------------------------
 CB-4  $    812,000                                                                  Subordinate     Groups 2 & 3         --
---------------------------------------------------------------------------------------------------------------------------------
 CB-5  $    676,000                                                                  Subordinate     Groups 2 & 3         --
---------------------------------------------------------------------------------------------------------------------------------
 CB-6  $    405,519                                                                  Subordinate     Groups 2 & 3         --
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Senior
3-A-1  $ 79,304,000    2.49 / 2.89 / 3.18         59 / 92 / 360       WAC PT/(6)/   Pass-Through   Alt-A 5/1 Hybrids    /(11)/
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Senior     Conforming Balance
4-A-1  $174,918,000    2.16 / 2.90 / 3.16         44 / 92 / 360     Floater/(7)(8)/ Floating Rate    Alt-A Hybrids      /(11)/
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Senior      Non-Conf. Balance
4-A-2  $ 92,503,000    2.15 / 2.90 / 3.15         44 / 92 / 360     Floater/(7)(8)/ Floating Rate    Alt-A Hybrids      /(11)/
---------------------------------------------------------------------------------------------------------------------------------
4-M-1  $  9,131,000                 Information Not Provided Hereby                  Subordinate        Group 4           --
---------------------------------------------------------------------------------------------------------------------------------
4-M-2  $  6,667,000                                                                  Subordinate        Group 4           --
---------------------------------------------------------------------------------------------------------------------------------
4-B-1  $  4,203,000                                                                  Subordinate        Group 4           --
---------------------------------------------------------------------------------------------------------------------------------
4-B-2  $    870,000                                                                  Subordinate        Group 4           --
---------------------------------------------------------------------------------------------------------------------------------
 4-CE           N/A                                                                  Subordinate        Group 4           --
---------------------------------------------------------------------------------------------------------------------------------
 4-R            N/A                                                                  Subordinate        Group 4           --
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ The Certificate sizes are approximate and are subject to a +/- 5% variance.

/(2)/ The WAL and Last Scheduled Principal Payment to Roll, to Call and to
     Maturity for the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1 and Class 4-A-2 Certificates are shown at the pricing speed of 25% CPR.

/(3)/ "Roll" is the roll date for each underlying hybrid ARM collateral repline
     (where applicable).

/(4)/ For each Distribution Date occurring prior to and including November 2014, the Class 1-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 1 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual
            -
     period is expected to be approximately [5.17595%]. For each Distribution Date occurring in the month of or after December 2014, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to and including November 2007, the Class 2-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 2 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual
            -
     period is expected to be approximately [5.11690%]. For each Distribution Date occurring in the month of or after December 2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring prior to and including November 2009, the Class 3-A-1 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group 3 Mortgage Loans minus [ ]%. The interest rate with respect to the first interest accrual
            -
     period is expected to be approximately [5.20697%]. For each Distribution Date occurring in the month of or after December 2009, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

     (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ The Class 4-A-1 and Class 4-A-2 Certificates will have interest rates equal to one month LIBOR plus a margin of [ ]% and [ ]%, respectively. The
                                                -        -
     interest rates with respect to the first interest accrual period are expected to be approximately [ ]% and [ ]%, respectively. The margins on
                                   -        -
     the Class 4-A-1 and Class 4-A-2 Certificates will double their original margins after the Optional Termination Date.

/(8)/ The interest rates on the Class 4-A-1 and Class 4-A-2 Certificates will be subject to a cap equal to the lesser of (a) the net interest rates on the Group 4 Mortgage Loans and (b) 11%.

/(9)/ The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

/(10)/ The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

/(11)/ The Class 1-A-1, 2-A-1, 3-A-1, 4-A-1 and 4-A-2 Certificates will be rated
     AAA, or its equivalent, by at least two of Standard & Poor's, Moody's and/or Fitch.

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Funding 2004-C Trust

                                 Mortgage Pass-Through Certificates, Series
                                 2004-C

Lead Manager (Book Runner):      Banc of America Securities LLC

Seller:                          Bank of America, N.A.

Master Servicer:                 Wells Fargo Bank, N.A.

Servicers:                       Bank of America, N.A., Wells Fargo Bank, N.A.,
                                 GreenPoint Mortgage Funding, Inc. and
                                 Countrywide Home Loans Servicing LP

Trustee:                         Wachovia Bank, National Association

Securities Administrator:        Wells Fargo Bank, N.A.

Rating Agencies:                 Standard & Poor's, Moody's Investors Service,
                                 Inc. and/or Fitch Ratings will rate the Offered
                                 Certificates.

Transaction Size:                $473,606,304

Securities Offered:              $48,715,000 Class 1-A-1 Certificates

                                 $46,839,000 Class 2-A-1 Certificates

                                 $79,304,000 Class 3-A-1 Certificates

                                 $174,918,000 Class 4-A-1 Certificates

                                 $92,503,000 Class 4-A-2 Certificates

Expected Closing Date:           November 30, 2004

Collection Period:               The 2nd day of each month through the 1st day
                                 of the following month.

Distribution Date:               20th of each month, or the next succeeding
                                 business day (First Distribution Date: December
                                 20, 2004)

Cut-Off Date:                    November 1, 2004

Class A Certificates:            Class 1-A-1, 2-A-1, 3-A-1, 4-A-1, 4-A-2 and
                                 1-A-R Certificates (the "Class A
                                 Certificates").

Subordinate Certificates:        Class 1-B-1, 1-B-2, 1-B-3, 1-B-4, 1-B-5, 1-B-6,
                                 CB-1, CB-2, CB-3, CB-4, CB-5, CB-6, 4-M-1,
                                 4-M-2, 4-B-1, 4-B-2, 4-CE and 4-R Certificates
                                 (the "Subordinate Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Day Count:                       With respect to Groups 1 through 3, 30/360 and
                                 with respect to the Group 4 actual/360.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Group 1, 2, 3, and Group 4       25% CPR
Pricing Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum       Incremental
Denominations:                           Form           Denominations   Denominations
                                 --------------------   -------------   -------------
   Class A Certificates               Book Entry            $1,000           $1

SMMEA Eligibility:               The Class A Certificates are expected to
                                 constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Group 1,
                                 Group 2 and Group 3 Mortgage Loans declines to
                                 10% or less of their Aggregate Principal
                                 Balance as of the Cut-Off Date. Any
                                 Distribution Date on or after which the
                                 Aggregate Principal Balance of the Group 4
                                 Mortgage Loans declines to 10% or less of its Aggregate Principal Balance as of the Cut-Off
                                 Date.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to a Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Securities
                                 Administrator ("Securities Administrator Fee").
                                 The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Securities Administrator
                                 Fee Rate. The Securities Administrator Fee Rate will be [0.0060%] per annum. The Servicing Fee
                                 Rate for all Loan Groups will range from [0.25% to 0.506%] per annum.

Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicers for any month will be reduced by an amount equal to the aggregate prepayment interest shortfall for the Mortgage Loans serviced by such Servicer for such Distribution
                                 Date. Such amounts will be used to cover full or [partial prepayment] interest shortfalls, if any, of the Mortgage Loans.

Net WAC: As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Interest Accrual:                Interest will accrue on the Class 1-A-1, 2-A-1
                                 and 3-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution
                                 Date occurs (each, a "Regular Interest Accrual
                                 Period"). The initial Regular Interest Accrual
                                 Period will be deemed to have commenced on November 1, 2004. Interest will accrue on the Class 4-A-1 and Class 4-A-2 Certificates from the previous Distribution Date, or in the case of the first Distribution Date, from the Closing Date, through and including the day prior to the current Distribution Date (the
                                 "Class 4-A-1 and Class 4-A-2 Interest Accrual
                                 Period" and together with the Regular Interest
                                 Accrual Period, an "Interest Accrual Period").
                                 Interest for Groups 1 through 3 will be
                                 calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest for Group 4 will be calculated on the basis of the actual number of days in the interest accrual period and a 360-day year.

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group (other than Group 4) will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal
                                 Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor, the Seller or an Originator, (c) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan
                                 Group that are not yet liquidated Mortgage
                                 Loans received during the calendar month preceding the month of such Distribution Date,
                                 (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage
                                 Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group (other than Group 4) for any
                                 Distribution Date will equal the sum of (i) the
                                 Senior Percentage for such Loan Group of all
                                 amounts described in clauses (a) through (d) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date and (ii)
                                 the Senior Prepayment Percentage of the amounts
                                 described in clauses (e) and (f) of the
                                 definition of "Principal Amount" for such Loan
                                 Group and such Distribution Date subject to
                                 certain reductions due to losses.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Distributions on Groups 1 Through 3
--------------------------------------------------------------------------------
Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group (other than Group 4) for any
                                 Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through
                                 (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and
                                 (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

Principal Distributions:         Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated to the Class
                                 1-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balances have been reduced to zero. After the class balances of the Class A Certificates of Group 2 or Group 3 have been reduced to zero, certain amounts otherwise payable to the Class
                                 CB Certificates may be paid to the Class A
                                 Certificates of the other crossed Group. After the class balance of the Class A Certificates of Group 2 and Group 3 has been reduced to zero, certain amounts otherwise payable to their related crossed Subordinate Certificates may be paid to the Class A Certificates of the other crossed Group (Please see the Priority of Distributions section.)

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Distributions on Groups 1 through 3 cont.
--------------------------------------------------------------------------------
Senior Prepayment Percentage     For the following Distribution Dates, will be
of Loan Group 1:                 as follows:

                                 Distribution Date                Senior Prepayment Percentage
                                 -----------------                ----------------------------
                                 December 2004 through November   100%;
                                    2009

                                 December 2009 through November   the applicable Senior Percentage plus, 70% of
                                    2010                          the applicable Subordinate Percentage;

                                 December 2010 through November   the applicable Senior Percentage plus, 60% of
                                    2011                          the applicable Subordinate Percentage;

                                 December 2011 through November   the applicable Senior Percentage plus, 40% of
                                    2012                          the applicable Subordinate Percentage;

                                 December 2012 through November   the applicable Senior Percentage plus, 20% of
                                    2013                          the applicable Subordinate Percentage;

                                 December 2013 and thereafter     the applicable Senior Percentage;

                                    provided, however,

                                 (i)  if on any Distribution Date the Senior
                                      Percentage for Loan Group 1 exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal 100%.

                                 (ii) if on any Distribution Date prior to the
                                      December 2007 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for Loan Group 1 is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 1 for that Distribution Date will equal the Senior Percentage for Loan Group 1 plus 50% of the Subordinate Percentage for Loan Group 1, and

                                 (iii) if on any Distribution Date on or after
                                      the December 2007 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for Loan Group 1 is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 1 for that Distribution Date will equal the Senior Percentage for Loan Group 1.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Distributions on Groups 1 through 3 cont.
--------------------------------------------------------------------------------
Senior Prepayment Percentage     For the following Distribution Dates, will be
for Loan Groups 2 and 3:         as follows:

                                 Distribution Date                Senior Prepayment Percentage
                                 -----------------                ----------------------------
                                 December 2004 through November   100%;
                                 2011

                                 December 2011 through November   the applicable Senior Percentage plus, 70% of
                                 2012                             the applicable Subordinate Percentage;

                                 December 2012 through November   the applicable Senior Percentage plus, 60% of
                                 2013                             the applicable Subordinate Percentage;

                                 December 2013 through November   the applicable Senior Percentage plus, 40% of
                                 2014                             the applicable Subordinate Percentage;

                                 December 2014 through November   the applicable Senior Percentage plus, 20% of
                                 2015                             the applicable Subordinate Percentage;

                                 December 2015 and thereafter     the applicable Senior Percentage;

                                 provided, however,

                                 (i)  if on any Distribution Date the Senior
                                      Percentage for Loan Group 2 or Loan Group
                                      3 exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for such Loan Group for such Distribution Date will equal 100%.

                                 (ii) if on any Distribution Date prior to the
                                      December 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Class CB Certificates divided by the aggregate Principal Balance of Loan Group 2 and Loan Group 3 (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each of Loan Group 2 and Loan Group 3 for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each of Loan Group 2 and Loan Group 3, and

                                 (iii) if on any Distribution Date on or after
                                      the December 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each of Loan Group 2 and Loan Group 3 for that Distribution Date will equal the Senior Percentage for each of Loan Group 2 and Loan Group 3.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Distributions on Group 4 Certificates
--------------------------------------------------------------------------------
Expected Overcollateralization   Approximately [0.55%] of the Cut-off Date
Target Amount:                   Principal Balance of Loan Group 4.

Overcollateralization            The Overcollateralization Amount is equal to
Amount:                          the excess of the aggregate principal balance
                                 of the Group 4 Mortgage Loans over the
                                 aggregate class balance of the Group 4
                                 Certificates. On the Closing Date, the
                                 Overcollateralization Amount is expected to equal the Overcollateralization Target Amount.
                                 To the extent the Overcollateralization Amount is reduced below the Overcollateralization
                                 Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Overcollateralization Release    The Overcollateralization Release Amount means,
Amount:                          with respect to any Distribution Date on or
                                 after the Stepdown Date on which a Trigger
                                 Event is not in effect, the excess, if any, of
                                 (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the
                                 Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                 Amount for such Distribution Date. It is expected that there will be no Overcollateralization Release Amount until the outstanding principal balance of all of the Group 4 Certificates has been reduced to zero.

Overcollateralization            As of any Distribution Date, the
Deficiency Amount:               Overcollateralization Deficiency Amount is the
                                 excess, if any, of (a) the
                                 Overcollateralization Target Amount for such
                                 Distribution Date over (b) the
                                 Overcollateralization Amount for such
                                 Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the
                                 Extra Principal Distribution Amount) on such
                                 Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution
                                 Date.

Available Funds:                 Available Funds will be equal to the sum of the
                                 following amounts with respect to the Mortgage
                                 Loans, net of amounts reimbursable or payable
                                 therefrom, including Administrative Fees,
                                 reimbursements for advances and servicing
                                 advances and reimbursable expenses: (i) the
                                 aggregate amount of monthly payments on the
                                 Mortgage Loans due during the related
                                 collection period and received by the Servicers
                                 on or prior to the related determination date,
                                 (ii) unscheduled payments in respect of the
                                 Mortgage Loans, including prepayments,
                                 insurance proceeds, net liquidation proceeds,
                                 condemnation proceeds, recoveries and proceeds
                                 from repurchases of and substitutions for such
                                 Mortgage Loans occurring during the prior
                                 calendar month, excluding prepayment charges,
                                 (iii) on the Distribution Date on which the
                                 optional clean-up call for the Group 4 Mortgage
                                 Loans and related trust property is exercised,
                                 the termination price and (iv) payments from
                                 the Servicers in connection with advances and
                                 Compensating Interest for such Distribution
                                 Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Distributions on Group 4 Certificates Cont.
--------------------------------------------------------------------------------
Excess Cashflow:                 For the Offered Certificates on each
                                 Distribution Date is equal to the sum of (x) any Overcollateralization Release Amount and
                                 (y) the excess of the Available Funds over the sum of (i) the interest paid on the Group 4
                                 Certificates and (ii) the Principal Remittance
                                 Amount.

Stepdown Date:                   The earlier to occur of (i) the Distribution
                                 Date on which the aggregate class balance of the Class 4-A-1 and Class 4-A-2 Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in December
                                 2007 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to double the Credit
                                 Enhancement Percentage as of the Closing Date.
                                 The Credit Enhancement Percentage is obtained by dividing (x) the sum of the aggregate class balance of the Group 4 Subordinate Certificates and the Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Pass-Through Rate:               The Pass-Through Rate for the Class 4-A-1 and
                                 Class 4-A-2 Certificates is the lesser of (1) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin and (2) the lesser of (a) net WAC Rate on the Group 4 Mortgage Loans and (b) 11.00%.

                                 On each Distribution Date after the Optional
                                 Termination Date, the certificate margin for the Class 4-A-1 and Class 4-A-2 Certificates will be 2 times the related initial certificate margin.

Net Mortgage Rate:               The Adjusted Net Mortgage Rate for each
                                 Mortgage Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee Rate and (ii) the Securities Administrator Fee Rate.

Net WAC Rate:                    The Net WAC Rate for the Group 4 Certificates
                                 on any Distribution Date is a per annum rate
                                 (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net Mortgage Rates of the Group 4 Mortgage
                                 Loans.

Net WAC Rate Carryover Amount:   If, on any Distribution Date the Pass-Through
                                 Rate for the Group 4 Certificates is limited by
                                 the related Net WAC Rate, the "Net WAC Rate
                                 Carryover Amount" for such class is equal to
                                 the sum of (i) the excess of (a) the amount of
                                 interest that would have accrued on such class
                                 based on the Pass-Through Rate calculated
                                 without regard to clause (2) of the definition
                                 of "Pass-Through Rate" over (b) the amount of
                                 interest actually accrued on such class based
                                 on the related Net WAC Rate and (ii) the unpaid
                                 portion of any related Net WAC Rate Carryover
                                 Amount from any prior Distribution Dates
                                 together with accrued interest at the related
                                 Pass-Through Rate. Any Net WAC Rate Carryover
                                 Amount will be paid on such Distribution Date
                                 or future Distribution Dates to the extent of
                                 funds available.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Distributions on Group 4 Certificates Cont.
--------------------------------------------------------------------------------
Trigger Event:                   A Trigger Event exists with respect to any
                                 Distribution Date on or after the Stepdown Date
                                 (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [TBD]% of the Credit Enhancement Percentage or
                                 (ii) if the Cumulative Realized Loss Percentage exceeds the value defined below for such Distribution Date:

                                      Distribution Dates         Cumulative Realized Loss Percentage
                                 -----------------------------   -----------------------------------
                                 December 2007 - November 2008                 [0.85]%
                                 December 2008 - November 2009                 [1.30]%
                                 December 2009 - November 2010                 [1.65]%
                                    December 2010 and after                    [1.70]%

Yield Maintenance Agreement:     On the Closing Date, the Securities
                                 Administrator will enter into Yield Maintenance
                                 Agreements with a counterparty (the
                                 "Counterparty") for the benefit of the Group 4
                                 Certificates. In exchange for a fixed payment
                                 on the Closing Date, the Counterparty will be
                                 obligated to make monthly payments to the
                                 Securities Administrator when one-month LIBOR
                                 exceeds the applicable strike rate. Such
                                 payments will be capped at their maximum amount
                                 when one-month LIBOR equals or exceeds a
                                 ceiling rate. Net WAC Rate Carryover Amounts to
                                 the extent not covered by clause (xv) of the
                                 Group 4 Excess Cashflow Distribution will be
                                 covered to the extent of payments received by
                                 the Securities Administrator under the Yield
                                 Maintenance Agreements.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Distributions on Group 4 Certificates Cont.
--------------------------------------------------------------------------------
Interest:

I. On each Distribution Date, the Group 4 Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

     (i) to the holders of the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

     (ii) to the holders of the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date.

II. On each Distribution Date, following the distributions made pursuant to clauses I above, the Securities Administrator shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group 4 Interest Remittance Amount remaining undistributed for such Distribution Date:

     (i) to the holders of the Class 4-M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (ii) to the holders of the Class 4-M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (iii) to the holders of the Class 4-B-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (iv) to the holders of the Class 4-B-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (v)  any remainder as described under "Excess Cashflow Distribution."
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Distributions on Group 4 Certificates Cont.
--------------------------------------------------------------------------------

Principal:

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group 4 Senior Principal Distribution Amount will be distributed in the following order of priority:

     (i) to the holders of the Class 4-A-1 and Class 4-A-2 Certificates, until the class balance thereof has been reduced to zero.

II. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group 4 Principal Distribution Amount remaining undistributed after I above for such Distribution Date shall be made in the following amounts and order of priority:

     (i) to the Class 4-M-1 Certificates until the class balance is reduced to zero;

     (ii) to the Class 4-M-2 Certificates until the class balance is reduced to zero;

     (iii) to the Class 4-B-1 Certificates until the class balance is reduced to zero; and

     (iv) to the Class 4-B-2 Certificates until the class balance is reduced to zero.

III. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group 4 Senior Principal Distribution Amount will be distributed in the following order of priority:

     (i) to the holders of the Class 4-A-1 and Class 4-A-2 Certificates, until the class balance thereof has been reduced to zero.

IV. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group 4 Principal Distribution Amount remaining undistributed after III above for such Distribution Date shall be made in the following amounts and order of priority:

     (i) to the Class 4-M-1 Certificates, the Class 4-M-1 Principal Distribution Amount until the class balance thereof is reduced to zero;

     (ii) to the Class 4-M-2 Certificates, the Class 4-M-2 Principal Distribution Amount until the class balance thereof is reduced to zero;

     (iii) to the Class 4-B-1 Certificates, the Class 4-B-1 Principal Distribution Amount until the class balance thereof is reduced to zero; and

     (iv) to the Class 4-B-2 Certificates, the Class 4-B-2 Principal Distribution Amount until the class balance thereof is reduced to zero.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Distributions on Group 4 Certificates Cont.
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

     (i) to the Class 4-A-1 and 4-A-2 Certificates, any remaining Accrued Certificate Interest, pro rata;

     (ii) to the Class 4-A-1 and 4-A-2 Certificates, any Interest Carry Forward Amount, pro rata;

     (iii) to the Class 4-M-1 Certificates, any remaining Accrued Certificate Interest;

     (iv) to the Class 4-M-1 Certificates, any Interest Carry Forward Amount;

     (v) to the Class 4-M-1 Certificates, any allocated realized loss amounts for the Class 4-M-1 Certificates;

     (vi) to the Class 4-M-2 Certificates, any remaining Accrued Certificate Interest;

     (vii) to the Class 4-M-2 Certificates, any Interest Carry Forward Amount;

     (viii) to the Class 4-M-2 Certificates, any allocated realized loss amounts for the Class 4-M-2 Certificates;

     (ix) to the Class 4-B-1 Certificates, any remaining Accrued Certificate Interest;

     (x)  to the Class 4-B-1 Certificates, any Interest Carry Forward Amount;

     (xi) to the Class 4-B-1 Certificates, any allocated realized loss amounts for the Class 4-B-1 Certificates;

     (xii) to the Class 4-B-2 Certificates, any remaining Accrued Certificate Interest;

     (xiii) to the Class 4-B-2 Certificates, any Interest Carry Forward Amount;

     (xiv) to the Class 4-B-2 Certificates, any allocated realized loss amounts for the Class 4-B-2 Certificates;

     (xv) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class 4-A-1, Class 4-A-2, 4-M and 4-B Certificates to such certificates first to the Class 4-A-1 and Class 4-A-2 Certificates and second, sequentially, to the Class 4-M-1, Class 4-M-2, Class 4-B-1 and Class 4-B-2 Certificates; and

     (xvi) any remaining amounts as specified in the pooling and servicing agreement.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Group 4 Definitions
--------------------------------------------------------------------------------
Accrued Certificate Interest:    Accrued Certificate Interest for each class of
                                 Group 4 Certificates for each Distribution Date
                                 means an amount equal to the interest accrued
                                 during the related accrual period on the
                                 certificate principal balance of such class of
                                 Certificates, minus such class' interest
                                 percentage of shortfalls caused by the Relief
                                 Act or similar state laws for such Distribution
                                 Date.
--------------------------------------------------------------------------------
Allocated Realized Loss          An Allocated Realized Loss Amount with respect
Amount:                          to any class of the Class 4-M and 4-B
                                 Certificates and any Distribution Date is an
                                 amount equal to the sum of any Realized Loss
                                 allocated to that class of Certificates on such
                                 Distribution Date and any Allocated Realized
                                 Loss Amount for that class remaining unpaid
                                 from the previous Distribution Date.
--------------------------------------------------------------------------------
Class 4-M-1 Principal            The Class 4-M-1 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balances of the Class 4-A-1 and
                                 Class 4-A-2 Certificates (after taking into
                                 account the Group 4 Senior Principal
                                 Distribution Amount) and the Class 4-M-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately [ ]% and (ii)
                                                                   -
                                 the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related
                                 collection period and (B) the aggregate
                                 principal balance of the Mortgage Loans in Loan
                                 Group 4 as of the last day of the related
                                 collection period after giving effect to
                                 prepayments in the related Prepayment period,
                                 minus the product of (x) [ ]% and (y) the
                                                           -
                                 Cut-off Date Principal Balance.
--------------------------------------------------------------------------------
Class 4-M-2 Principal            The Class 4-M-2 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balances of the Class 4-A-1 and
                                 Class 4-A-2 Certificates (after taking into
                                 account the Group 4 Senior Principal
                                 Distribution Amount), the Class 4-M-1
                                 Certificates (after taking into account the
                                 Class 4-M-1 Principal Distribution Amount) and
                                 the Class 4-M-2 Certificates immediately prior
                                 to such Distribution Date over (y) the lesser
                                 of (A) the product of (i) approximately [ ]%
                                                                          -
                                 and (ii) the aggregate principal balance of the
                                 Mortgage Loans in Loan Group 4 as of the last
                                 day of the related collection period and (B)
                                 the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related
                                 collection period after giving effect to
                                 prepayments in the related Prepayment period,
                                 minus the product of (x) [ ]% and (y) the
                                                           -
                                 Cut-off Date Principal Balance.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Group 4 Definitions Cont.
--------------------------------------------------------------------------------
Class 4-B-1 Principal            The Class 4-B-1 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balance of the Class 4-A-1 and
                                 Class 4-A-2 Certificates (after taking into
                                 account the Group 4 Senior Principal
                                 Distribution Amount), the Class 4-M-1
                                 Certificates (after taking into account the
                                 Class 4-M-1 Principal Distribution Amount), the
                                 Class 4-M-2 Certificates (after taking into
                                 account the Class 4-M-2 Principal Distribution
                                 Amount) and the Class 4-B-1 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately [ ]% and (ii) the aggregate
                                                -
                                 principal balance of the Group 4 Mortgage Loans
                                 as of the last day of the related collection
                                 period and (B) the aggregate principal balance
                                 of the Group 4 Mortgage Loans as of the last
                                 day of the related collection period, minus the
                                 product of (x) [ ]% and (y) the Cut-off Date
                                                 -
                                 Principal Balance.
--------------------------------------------------------------------------------
Class 4-B-2 Principal            The Class 4-B-2 Principal Distribution Amount
Distribution Amount:             is an amount equal to the excess of (x) the sum
                                 of the class balance of the Class 4-A-1 and
                                 Class 4-A-2 Certificates (after taking into
                                 account the Group 4 Senior Principal
                                 Distribution Amount), the Class 4-M-1
                                 Certificates (after taking into account the
                                 Class 4-M-1 Principal Distribution Amount), the
                                 Class 4-M-2 Certificates (after taking into
                                 account the Class 4-M-2 Principal Distribution
                                 Amount), the Class 4-B-1 Certificates (after
                                 taking into account the Class 4-B-1 Principal
                                 Distribution Amount) and the Class 4-B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately [ ]% and (ii)
                                                                   -
                                 the aggregate principal balance of the Group 4
                                 Mortgage Loans as of the last day of the
                                 related collection period and (B) the aggregate
                                 principal balance of the Group 4 Mortgage Loans
                                 as of the last day of the related collection
                                 period, minus the product of (x) [ ]% and (y)
                                                                   -
                                 the Cut-off Date Principal Balance.
--------------------------------------------------------------------------------
Extra Principal Distribution     The Extra Principal Distribution Amount with
Amount:                          respect to any Distribution Date is the lesser
                                 of (x) the Excess Interest for such
                                 Distribution Date and (y) the
                                 Overcollateralization Deficiency Amount for
                                 such Distribution Date.
--------------------------------------------------------------------------------
Group 4 Interest Remittance      The Group 4 Interest Remittance Amount with
Amount:                          respect to any Distribution Date is that
                                 portion of the Available Funds for such
                                 Distribution Date attributable to interest
                                 received or advanced with respect to the Group
                                 4 Mortgage Loans.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Group 4 Principal Remittance     The Group 4 Principal Remittance Amount means
Amount:                          with respect to any Distribution Date, the sum
                                 of (i) all scheduled payments of principal
                                 collected or advanced on the Group 4 Mortgage
                                 Loans by the Servicers that were due during the
                                 related collection period and received by the
                                 related determination date, (ii) the principal
                                 portion of all [partial] and full principal
                                 prepayments of the Group 4 Mortgage Loans
                                 applied by the Servicers during the prior
                                 calendar month, (iii) the principal portion of
                                 all related Net Liquidation Proceeds and
                                 Insurance Proceeds, condemnation proceeds and
                                 recoveries received during the prior calendar
                                 month with respect to the Group 4 Mortgage
                                 Loans, (iv) that portion of the Purchase Price,
                                 representing principal of any repurchased or
                                 substituted Group 4 Mortgage Loans with respect
                                 to the prior calendar month, (v) the principal
                                 portion of any related Substitution Adjustments
                                 received during the prior calendar month with
                                 respect to the Group 4 Mortgage Loans and (vi)
                                 on the Distribution Date on which the optional
                                 clean-up call for the Group 4 Mortgage Loans
                                 and related trust property is exercised, the
                                 principal portion of the termination price.
--------------------------------------------------------------------------------
                            Group 4 Definitions Cont.
--------------------------------------------------------------------------------
Group 4 Senior Principal         Group 4 Senior Principal Distribution Amount
Distribution Amount:             means as of any Distribution Date (i) before
                                 the Stepdown Date or as to which a Trigger
                                 Event is in effect, the lesser of (a) the class
                                 balances of the Class 4-A-1 and Class 4-A-2
                                 Certificates immediately prior to such
                                 Distribution Date and (b) the Group 4Principal
                                 Distribution Amount and (ii) on or after the
                                 Stepdown Date and as long as a Trigger Event is
                                 not in effect, the excess of (a) the class
                                 balances of the Class 4-A-1 and Class 4-A-2
                                 Certificates immediately prior to such
                                 Distribution Date over (b) the lesser of (x)
                                 the product of (1) approximately [ ]% and (2)
                                                                   -
                                 the aggregate Principal Balance of the Group 4
                                 Mortgage Loans as of the last day of the
                                 related Collection Period and (y) the amount by
                                 which the aggregate Principal Balance of the
                                 Group 4 Mortgage Loans as of the last day of
                                 the related Collection Period exceeds the
                                 product of (1) [ ]% and (2) the aggregate
                                                 -
                                 Principal Balance of the Group 4 Mortgage Loans
                                 on the Cut-off Date.
--------------------------------------------------------------------------------
Group 4 Principal Distribution   The Group 4 Principal Distribution Amount is
Amount:                          the sum of the Principal Remittance Amount
                                 (minus the Overcollateralization Release
                                 Amount, if any) and the Extra Principal
                                 Distribution Amount, if any.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Realized Losses:                 A Realized Loss is (i) as to any Group 4
                                 Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Group 4 Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Group
                                 4 Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Group 4 Mortgage
                                 Loan and (iii) a reduction in the monthly payment resulting from a bankruptcy proceeding.

                                 All Realized Losses on the Group 4 Mortgage
                                 Loans will be allocated on each Distribution
                                 Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class 4-B-1 Certificates, fourth to the Class 4-M-2 Certificates and fifth to the Class 4-M-1 Certificates. An allocation of any Realized Losses to a 4-M and 4-B Certificate on any Distribution Date will be made by reducing the class balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class 4-A-1 and Class 4-A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class 4-A-1 and Class 4-A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Group 4 Definitions Cont.
--------------------------------------------------------------------------------
Unpaid Interest Shortfall        The Unpaid Interest Shortfall Amount means (i)
Amount:                          for each class of Group 4 Certificates and the
                                 first Distribution Date, zero, and (ii) with
                                 respect to each class of Group 4 Certificates
                                 and any Distribution Date after the first
                                 Distribution Date, the amount, if any, by which
                                 (a) the sum of (1) Accrued Certificate Interest
                                 for such class for the immediately preceding
                                 Distribution Date and (2) the outstanding
                                 Unpaid Interest Shortfall Amount, if any, for
                                 such class for such preceding Distribution Date
                                 exceeds (b) the aggregate amount distributed on
                                 such class in respect of interest on such
                                 preceding Distribution Date, plus interest on
                                 the amount of interest due but not paid on the
                                 Certificates of such class on such preceding
                                 Distribution Date, to the extent permitted by
                                 law, at the Pass-Through Rate for such class
                                 for the related accrual period.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Collateral Information
--------------------------------------------------------------------------------
Group 1 Collateral:              Jumbo, 10/1 Hybrid ARM Residential Mortgage
                                 Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage
                                 Loans have a fixed interest rate for
                                 approximately 10 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:              Alternative-A, 3/1 Hybrid ARM Residential
                                 Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2
                                 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 3 Collateral:              Alternative-A, 5/1 Hybrid ARM Residential
                                 Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3
                                 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Group 4 Collateral:              Alternative-A, Mixed Hybrid ARM Residential
                                 Mortgage Loans: fully amortizing, one-to-four
                                 family, first lien mortgage loans. The Group 4
                                 Mortgage Loans have a weighted average fixed
                                 interest rate for approximately 3.66 years and
                                 thereafter the Mortgage Loans have a variable
                                 interest rate.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Summary                               Total         Minimum        Maximum
-------                          --------------   -----------   -------------
Cut-off Date Principal Balance   $50,040,785.43
Number of Loans                              74
Average Original Loan Balance    $   677,216.43   $240,000.00   $1,300,000.00
Average Current Loan Balance     $   676,226.83   $239,704.90   $1,296,869.45
W.A. Original LTV                         54.40%        16.00%          80.00%
W.A. Gross Coupon                          5.43%         4.63%           6.25%
W.A. Gross Margin                          2.75%         2.75%           2.75%
W.A. Initial Cap                           5.00%         5.00%           5.00%
W.A. Periodic Cap                          2.00%         2.00%           2.00%
W.A. Maximum Rate                         10.43%         9.63%          11.25%
W.A. Term to Next Rate
   Adjustment Date (months)                 119           116             120
W.A. Remaining Term to
   Maturity (months)                        356           239             360

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

W.A. FICO Score                             741           653             814

                                                          Cut-off Date
                                 Range                 Principal Balance
                                 -------------------   -----------------
Product Type                     Adjustable                 100.00%
                                 Fixed                        0.00%
Interest Only Loans                                           0.00%

1st Lien                                                    100.00%

Property Type                    SFR                         92.51%
                                 2-4 Family                   0.00%
                                 PUD                          0.00%
                                 Condominium                  7.49%
                                 Cooperative                  0.00%

Occupancy Status                 Primary Home                95.80%
                                 Investor Property            0.00%
                                 Second Home                  4.20%

Purpose                          Purchase                    51.88%
                                 R/T Refinance               36.76%
                                 C/O Refinance               11.36%

Index Type                       6 Month LIBOR                0.00%
                                 12 Month LIBOR               0.00%
                                 1 Year CMT                 100.00%

California Percentage                                        64.27%
California Distribution          Northern California         27.46%
                                 Southern California         72.54%

Loans with Prepayment
   Penalties                                                  0.00%

Loans with Primary Mortgage
   Insurance                                                  0.76%
--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Summary                               Total         Minimum        Maximum
-------                          --------------   -----------   -------------
Cut-off Date Principal Balance   $50,229,298.68
Number of Loans                              95
Average Original Loan Balance    $   528,773.13   $324,000.00   $1,200,000.00
Average Current Loan Balance     $   528,729.46   $324,000.00   $1,200,000.00
W.A. Original LTV                         75.94%        34.23%          90.00%
W.A. Gross Coupon                          5.40%         3.88%           5.75%
W.A. Gross Margin                          2.63%         2.25%           2.75%
W.A. Initial Cap                           4.29%         2.00%           5.00%
W.A. Periodic Cap                          1.24%         1.00%           2.00%
W.A. Maximum Rate                         11.40%         9.88%          11.75%
W.A. Term to Next Rate
   Adjustment Date (months)                  35            32              36
W.A. Remaining Term to
   Maturity (months)                        359           356             360
W.A. FICO Score                             704           630             793

                                                          Cut-off Date

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

                                 Range                 Principal Balance
                                 -------------------   -----------------
Product Type                     Adjustable                 100.00%%
                                 Fixed                        0.00%
Interest Only Loans                                          92.35%

1st Lien                                                    100.00%%

Property Type                    SFR                         50.69%
                                 2-4 Family                  16.90%
                                 PUD                         24.91%
                                 Condominium                  7.51%
                                 Cooperative                  0.00%

Occupancy Status                 Primary Home                85.44%
                                 Investor Property           11.84%
                                 Second Home                  2.72%

Purpose                          Purchase                    56.07%
                                 R/T Refinance               24.73%
                                 C/O Refinance               19.20%

Index Type                       6 Month LIBOR               76.17%
                                 12 Month LIBOR              23.83%
                                 1 Year CMT                   0.00%

California Percentage                                        67.20%
California Distribution          Northern California         59.03%
                                 Southern California         40.97%

Loans with Prepayment
   Penalties                                                  0.00%
Loans with Primary Mortgage
   Insurance                                                  1.46%

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Summary                               Total         Minimum      Maximum
-------                          --------------   ----------   -----------
Cut-off Date Principal Balance   $85,044,220.00
Number of Loans                             338
Average Original Loan Balance    $   251,739.61   $41,600.00   $825,000.00
Average Current Loan Balance     $   251,610.12   $41,600.00   $825,000.00
W.A. Original LTV                         76.48%       29.91%       100.00%
W.A. Gross Coupon                          5.46%        3.75%         5.88%
W.A. Gross Margin                          2.35%        2.25%         2.75%
W.A. Initial Cap                           5.00%        5.00%         5.00%
W.A. Periodic Cap                          1.80%        1.00%         2.00%
W.A. Maximum Rate                         10.46%        8.75%        10.88%
W.A. Term to Next Rate
   Adjustment Date (months)                  59           54            60
W.A. Remaining Term to
   Maturity (months)                        358          239           360
W.A. FICO Score                             709          603           817

                                                          Cut-off Date

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

                                 Range                 Principal Balance
                                 -------------------   -----------------
Product Type                     Adjustable                 100.00%
                                 Fixed                        0.00%
Interest Only Loans                                          62.51%

1st Lien                                                    100.00%

Property Type                    SFR                         59.21%
                                 2-4 Family                   3.72%
                                 PUD                         24.36%
                                 Condominium                 11.84%
                                 Cooperative                  0.05%
                                 Townhouse                    0.82%

Occupancy Status                 Primary Home                87.98%
                                 Investor Property            8.33%
                                 Second Home                  3.68%

Purpose                          Purchase                    62.17%
                                 R/T Refinance               14.91%
                                 C/O Refinance               22.91%

Index Type                       6 Month LIBOR               20.41%
                                 12 Month LIBOR              79.59%
                                 1 Year CMT                   0.00%

California Percentage                                        39.16%
California Distribution          Northern California         50.64%
                                 Southern California         49.36%

Loans with Prepayment
   Penalties                                                  0.00%
Loans with Primary Mortgage
   Insurance                                                 12.35%

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 4 COLLATERAL SUMMARY - SUBGROUP 4NC
--------------------------------------------------------------------------------

Summary                               Total          Minimum        Maximum
-------                          ---------------   -----------   -------------
Cut-off Date Principal Balance   $100,274,426.74
Number of Loans                              202
Average Original Loan Balance    $    496,454.21   $323,100.00   $1,500,000.00
Average Current Loan Balance     $    496,408.05   $322,932.71   $1,500,000.00
W.A. Original LTV                          75.94%        31.75%          95.00%
W.A. Gross Coupon                           6.06%         3.75%           7.13%
W.A. Gross Margin                           2.65%         1.75%           2.75%
W.A. Initial Cap                            4.92%         2.00%           5.00%
W.A. Periodic Cap                           1.18%         1.00%           2.00%
W.A. Maximum Rate                          11.76%        10.25%          13.00%
W.A. Term to Next Rate
   Adjustment Date (months)                   47             4             120
W.A. Remaining Term to
   Maturity (months)                         359           298             360
W.A. FICO Score                              700           620             811

                                                          Cut-off Date

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

                                 Range                 Principal Balance
                                 -------------------   -----------------
Product Type                     Adjustable                 100.00%
                                 Fixed                        0.00%
Interest Only Loans                                          89.72%

1st Lien                                                    100.00%

Property Type                    SFR                         53.25%
                                 2-4 Family                  11.21%
                                 PUD                         27.31%
                                 Condominium                  8.23%
                                 Cooperative                  0.00%

Occupancy Status                 Primary Home                73.27%
                                 Investor Property           20.72%
                                 Second Home                  6.01%

Purpose                          Purchase                    53.94%
                                 R/T Refinance               11.67%
                                 C/O Refinance               34.38%

Index Type                       6 Month LIBOR               81.80%
                                 12 Month LIBOR              18.20%
                                 1 Year CMT                   0.00%

California Percentage                                        53.01%
California Distribution          Northern California         48.72%
                                 Southern California         51.28%

Loans with Prepayment
   Penalties                                                 19.19%
Loans with Primary Mortgage
   Insurance                                                  7.15%
------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF THE COLLATERAL
GROUP 4 COLLATERAL SUMMARY - SUBGROUP 4C
--------------------------------------------------------------------------------

Summary                               Total          Minimum      Maximum
-------                          ---------------   ----------   -----------
Cut-off Date Principal Balance   $189,614,518.92
Number of Loans                            1,044
Average Original Loan Balance    $    181,640.16   $17,900.00   $600,000.00
Average Current Loan Balance     $    181,623.10   $17,900.00   $600,000.00
W.A. Original LTV                          78.81%       16.19%       102.57%
W.A. Gross Coupon                           5.84%        4.13%         8.75%
W.A. Gross Margin                           2.69%        2.25%         3.00%
W.A. Initial Cap                            4.79%        2.00%        12.00%
W.A. Periodic Cap                           1.12%        1.00%         2.00%
W.A. Maximum Rate                          11.58%        5.50%        14.75%
W.A. Term to Next Rate
   Adjustment Date (months)                   42            5           120
W.A. Remaining Term to
   Maturity (months)                         359          177           360
W.A. FICO Score                              708          621           817

                                                          Cut-off Date

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

                                 Range                 Principal Balance
                                 -------------------   -----------------
Product Type                     Adjustable                 100.00%
                                 Fixed                        0.00%
Interest Only Loans                                          94.62%

1st Lien                                                    100.00%

Property Type                    SFR                         48.32%
                                 2-4 Family                  17.53%
                                 PUD                         22.90%
                                 Condominium                 11.20%
                                 Cooperative                  0.04%

Occupancy Status                 Primary Home                46.49%
                                 Investor Property           50.18%
                                 Second Home                  3.33%

Purpose                          Purchase                    66.09%
                                 R/T Refinance               15.04%
                                 C/O Refinance               18.88%

Index Type                       6 Month LIBOR               87.74%
                                 12 Month LIBOR              12.26%
                                 1 Year CMT                   0.00%

California Percentage                                        26.01%
California Distribution          Northern California         54.86%
                                 Southern California         45.14%

Loans with Prepayment
   Penalties                                                 27.05%
Loans with Primary Mortgage
   Insurance                                                 10.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Group 4- 20% CPR Partial Balance Guarantees
--------------------------------------------------------------------------
                    4A1                   4A2                   4M1
--------------------------------------------------------------------------
  Date       Balance     Strike     Balance    Strike    Balance    Strike
--------------------------------------------------------------------------
11/30/04   174,918,000    5.31    92,503,000    5.30    9,131,000    5.05
--------------------------------------------------------------------------
12/20/04   171,414,385    5.31    90,645,987    5.30    9,131,000    5.05
--------------------------------------------------------------------------
01/20/05   167,974,789    5.31    88,822,959    5.30    9,131,000    5.05
--------------------------------------------------------------------------
02/20/05   164,598,711    5.31    87,033,651    5.30    9,131,000    5.05
--------------------------------------------------------------------------
03/20/05   161,284,979    5.31    85,277,439    5.30    9,131,000    5.05
--------------------------------------------------------------------------
04/20/05   157,810,105    5.32    82,594,202    5.31    9,131,000    5.06
--------------------------------------------------------------------------
05/20/05   154,621,730    5.32    80,920,036    5.31    9,131,000    5.06
--------------------------------------------------------------------------
06/20/05   151,492,236    5.32    79,276,839    5.31    9,131,000    5.06
--------------------------------------------------------------------------
07/20/05   148,420,537    5.32    77,664,040    5.31    9,131,000    5.06
--------------------------------------------------------------------------
08/20/05   145,405,566    5.32    76,081,076    5.31    9,131,000    5.06
--------------------------------------------------------------------------
09/20/05   142,384,190    5.32    74,527,396    5.31    9,131,000    5.06
--------------------------------------------------------------------------

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

10/20/05   139,480,783    5.32    73,002,460    5.31    9,131,000    5.06
--------------------------------------------------------------------------
11/20/05   136,630,997    5.32    71,505,735    5.31    9,131,000    5.06
--------------------------------------------------------------------------
12/20/05   133,833,842    5.32    70,036,701    5.31    9,131,000    5.06
--------------------------------------------------------------------------
01/20/06   131,088,347    5.32    68,594,846    5.31    9,131,000    5.06
--------------------------------------------------------------------------
02/20/06   128,393,558    5.32    67,179,667    5.31    9,131,000    5.06
--------------------------------------------------------------------------
03/20/06   125,748,539    5.32    65,790,672    5.31    9,131,000    5.06
--------------------------------------------------------------------------
04/20/06   123,152,373    5.32    64,427,376    5.31    9,131,000    5.06
--------------------------------------------------------------------------
05/20/06   120,604,156    5.32    63,089,306    5.31    9,131,000    5.06
--------------------------------------------------------------------------
06/20/06   118,103,004    5.32    61,775,994    5.31    9,131,000    5.06
--------------------------------------------------------------------------
07/20/06   115,648,048    5.32    60,486,983    5.31    9,131,000    5.06
--------------------------------------------------------------------------
08/20/06   113,238,436    5.32    59,221,824    5.31    9,131,000    5.06
--------------------------------------------------------------------------
09/20/06   110,873,331    5.32    57,980,075    5.31    9,131,000    5.06
--------------------------------------------------------------------------
10/20/06   108,551,911    5.32    56,761,306    5.31    9,131,000    5.06
--------------------------------------------------------------------------
11/20/06   106,273,370    5.32    55,565,090    5.31    9,131,000    5.06
--------------------------------------------------------------------------
12/20/06   104,036,915    5.32    54,391,010    5.31    9,131,000    5.06
--------------------------------------------------------------------------
01/20/07   101,841,771    5.32    53,238,659    5.31    9,131,000    5.06
--------------------------------------------------------------------------
02/20/07    99,687,175    5.32    52,107,633    5.31    9,131,000    5.06
--------------------------------------------------------------------------
03/20/07    97,572,379    5.32    50,997,539    5.31    9,131,000    5.06
--------------------------------------------------------------------------
04/20/07    95,496,647    5.32    49,907,990    5.31    9,131,000    5.06
--------------------------------------------------------------------------
05/20/07    93,459,258    5.32    48,838,606    5.31    9,131,000    5.06
--------------------------------------------------------------------------
06/20/07    91,459,506    5.32    47,789,015    5.31    9,131,000    5.06
--------------------------------------------------------------------------
07/20/07    89,496,694    5.32    46,758,850    5.31    9,131,000    5.06
--------------------------------------------------------------------------
08/20/07    86,659,966    5.32    45,359,263    5.31    9,131,000    5.06
--------------------------------------------------------------------------
09/20/07    78,787,548    5.35    43,186,987    5.34    9,131,000    5.09
--------------------------------------------------------------------------
10/20/07    35,353,158    5.45    22,353,218    5.44    9,131,000    5.19
--------------------------------------------------------------------------
11/20/07     9,448,607    5.62     8,668,518    5.61    9,131,000    5.36
--------------------------------------------------------------------------
12/20/07     9,448,607    5.62     8,668,518    5.61    9,131,000    5.36
--------------------------------------------------------------------------
01/20/08     9,448,607    5.62     8,668,518    5.61    9,131,000    5.36
--------------------------------------------------------------------------
                   Group 4- 20% CPR Partial Balance Guarantees
--------------------------------------------------------------------------
                    4A1                   4A2                   4M1
--------------------------------------------------------------------------
  Date       Balance     Strike     Balance    Strike    Balance    Strike
--------------------------------------------------------------------------
02/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------
03/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------
04/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------
05/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------
06/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------
07/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------
08/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------
09/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------
10/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------
11/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------
12/20/08     9,448,607    5.62    8,668,518     5.61    9,131,000    5.36
--------------------------------------------------------------------------

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

01/20/09   9,448,607    5.62    8,668,518    5.61    9,131,000   5.36
----------------------------------------------------------------------
02/20/09   9,448,607    5.62    8,668,518    5.61    9,131,000   5.36
----------------------------------------------------------------------
03/20/09   9,448,607    5.62    8,668,518    5.61    9,131,000   5.36
----------------------------------------------------------------------
04/20/09   9,448,607    5.62    8,668,518    5.61    8,644,910   5.36
----------------------------------------------------------------------
05/20/09   9,448,607    5.62    8,668,518    5.61    8,145,834   5.36
----------------------------------------------------------------------
06/20/09   9,448,607    5.62    8,668,518    5.61    7,573,706   5.36
----------------------------------------------------------------------
07/20/09   9,448,607    5.62    8,668,518    5.61    7,051,972   5.36
----------------------------------------------------------------------
08/20/09   9,448,607    5.62    8,668,518    5.61    6,374,893   5.36
----------------------------------------------------------------------
09/20/09   9,448,607    5.61    8,668,518    5.60    4,879,908   5.35
----------------------------------------------------------------------
10/20/09   3,933,112    5.53    5,017,407    5.52       47,430   5.27
----------------------------------------------------------------------
11/20/09          --    0.00    2,862,896    5.36           --   0.00
----------------------------------------------------------------------
12/20/09          --    0.00    2,779,647    5.36           --   0.00
----------------------------------------------------------------------
01/20/10          --    0.00    2,697,948    5.36           --   0.00
----------------------------------------------------------------------
02/20/10          --    0.00    2,617,768    5.36           --   0.00
----------------------------------------------------------------------
03/20/10          --    0.00    2,539,081    5.36           --   0.00
----------------------------------------------------------------------
04/20/10          --    0.00    2,461,859    5.36           --   0.00
----------------------------------------------------------------------
05/20/10          --    0.00    2,386,073    5.36           --   0.00
----------------------------------------------------------------------
06/20/10          --    0.00    2,311,699    5.36           --   0.00
----------------------------------------------------------------------
07/20/10          --    0.00    2,238,708    5.36           --   0.00
----------------------------------------------------------------------
08/20/10          --    0.00    2,167,077    5.36           --   0.00
----------------------------------------------------------------------
09/20/10          --    0.00    2,096,779    5.36           --   0.00
----------------------------------------------------------------------
10/20/10          --    0.00    2,027,790    5.36           --   0.00
----------------------------------------------------------------------
11/20/10          --    0.00    1,960,085    5.36           --   0.00
----------------------------------------------------------------------
12/20/10          --    0.00    1,893,641    5.36           --   0.00
----------------------------------------------------------------------
01/20/11          --    0.00    1,828,434    5.36           --   0.00
----------------------------------------------------------------------
02/20/11          --    0.00    1,764,441    5.36           --   0.00
----------------------------------------------------------------------
03/20/11          --    0.00    1,701,640    5.36           --   0.00
----------------------------------------------------------------------
04/20/11          --    0.00    1,640,009    5.36           --   0.00
----------------------------------------------------------------------

---------------------------------------------------------------------
                   Group 4- 20% CPR Partial Balance Guarantees
---------------------------------------------------------------------
                   4A1                  4A2                 4M1
---------------------------------------------------------------------
  Date      Balance    Strike    Balance    Strike   Balance   Strike
---------------------------------------------------------------------
05/20/11          --    0.00    1,579,525    5.36         --    0.00
---------------------------------------------------------------------
06/20/11          --    0.00    1,520,168    5.36         --    0.00
---------------------------------------------------------------------
07/20/11          --    0.00    1,461,916    5.36         --    0.00
---------------------------------------------------------------------
08/20/11          --    0.00    1,404,750    5.36         --    0.00
---------------------------------------------------------------------
09/20/11          --    0.00    1,119,717    5.39         --    0.00
---------------------------------------------------------------------
10/20/11          --    0.00      440,653    5.34         --    0.00
---------------------------------------------------------------------
11/20/11          --    0.00      122,417    5.37         --    0.00
---------------------------------------------------------------------
12/20/11          --    0.00       90,617    5.37         --    0.00
---------------------------------------------------------------------
01/20/12          --    0.00       59,405    5.37         --    0.00
---------------------------------------------------------------------
02/20/12          --    0.00       28,770    5.37         --    0.00
---------------------------------------------------------------------

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------
           Group 4- 20% CPR Partial Balance Guarantees
---------------------------------------------------------------------
           4M2                  4-B-1                4-B-2
---------------------------------------------------------------------
Date        Balance    Strike    Balance    Strike   Balance   Strike
---------------------------------------------------------------------
11/30/04   6,667,000    4.55    4,203,000    3.90    870,000    3.90
---------------------------------------------------------------------
12/20/04   6,667,000    4.55    4,203,000    3.90    870,000    3.90
---------------------------------------------------------------------
01/20/05   6,667,000    4.55    4,203,000    3.90    870,000    3.90
---------------------------------------------------------------------
02/20/05   6,667,000    4.55    4,203,000    3.90    870,000    3.90
---------------------------------------------------------------------
03/20/05   6,667,000    4.55    4,203,000    3.90    870,000    3.90
---------------------------------------------------------------------
04/20/05   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
05/20/05   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
06/20/05   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
07/20/05   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
08/20/05   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
09/20/05   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
10/20/05   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
11/20/05   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
12/20/05   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
01/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
02/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
03/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
04/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
05/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
06/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
07/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
08/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
             Group 4- 20% CPR Partial Balance Guarantees
---------------------------------------------------------------------
                   4M2                 4-B-1               4-B-2
---------------------------------------------------------------------
Date        Balance    Strike    Balance    Strike   Balance   Strike
---------------------------------------------------------------------
09/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
10/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
11/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
12/20/06   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
01/20/07   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
02/20/07   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
03/20/07   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
04/20/07   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
05/20/07   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                    Banc of America Funding Corp., 2004-C
[LOGO] Banc of America Securities     Mortgage Pass-Through Certificates
                                          $473,606,304 (approximate)
--------------------------------------------------------------------------------

06/20/07   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
07/20/07   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
08/20/07   6,667,000    4.56    4,203,000    3.91    870,000    3.91
---------------------------------------------------------------------
09/20/07   6,667,000    4.59    4,203,000    3.94    870,000    3.94
---------------------------------------------------------------------
10/20/07   6,667,000    4.69    4,203,000    4.04    870,000    4.04
---------------------------------------------------------------------
11/20/07   6,667,000    4.86    4,203,000    4.21    870,000    4.21
---------------------------------------------------------------------
12/20/07   6,667,000    4.86    4,203,000    4.21    113,970    4.21
---------------------------------------------------------------------
01/20/08   6,667,000    4.86    3,574,981    4.21         --    0.00
---------------------------------------------------------------------
02/20/08   6,667,000    4.86    2,846,773    4.21         --    0.00
---------------------------------------------------------------------
03/20/08   6,667,000    4.86    2,132,091    4.21         --    0.00
---------------------------------------------------------------------
04/20/08   6,667,000    4.86    1,430,684    4.21         --    0.00
---------------------------------------------------------------------
05/20/08   6,667,000    4.86      742,307    4.21         --    0.00
---------------------------------------------------------------------
06/20/08   6,667,000    4.86       66,717    4.21         --    0.00
---------------------------------------------------------------------
07/20/08   6,059,052    4.86       11,625    4.21         --    0.00
---------------------------------------------------------------------
08/20/08   5,419,956    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
09/20/08   4,781,324    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
10/20/08   4,154,558    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
11/20/08   3,539,437    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
12/20/08   2,935,746    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
01/20/09   2,343,273    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
02/20/09   1,761,810    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
03/20/09   1,191,153    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
04/20/09   1,117,191    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
05/20/09   1,066,624    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
06/20/09   1,008,655    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
07/20/09     955,792    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
08/20/09     887,189    4.86           --    0.00         --    0.00
---------------------------------------------------------------------
09/20/09     735,715    4.85           --    0.00         --    0.00
---------------------------------------------------------------------

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                           GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Summary                               Total         Minimum        Maximum
-----------------------------------------------------------------------------
Cut-off Date Principal Balance   $50,040,785.43
Number of Loans                              74
Average Original Loan Balance    $   677,216.43   $240,000.00   $1,300,000.00
Average Current Loan Balance     $   676,226.83   $239,704.90   $1,296,869.45
W.A. Original LTV                         54.40%        16.00%          80.00%
W.A. Gross Coupon                          5.43%         4.63%           6.25%
W.A. Gross Margin                          2.75%         2.75%           2.75%
W.A. Initial Cap                           5.00%         5.00%           5.00%
W.A. Periodic Cap                          2.00%         2.00%           2.00%
W.A. Maximum Rate                         10.43%         9.63%          11.25%
W.A. Term to Next Rate
   Adjustment Date (months)                 119           116             120
W.A. Remaining Term to
   Maturity (months)                        356           239             360
W.A. FICO Score                             741           653             814
-----------------------------------------------------------------------------

------------------------------------------------------------------------
                                                          Cut-off Date
                                 Range                 Principal Balance
                                 -------------------   -----------------
Product Type                     Adjustable                 100.00%
                                 Fixed                        0.00%
Interest Only Loans                                           0.00%

1st Lien                                                    100.00%


Property Type                    SFR                         92.51%
                                 2-4 Family                   0.00%
                                 PUD                          0.00%
                                 Condominium                  7.49%
                                 Cooperative                  0.00%

Occupancy Status                 Primary Home                95.80%
                                 Investor Property            0.00%
                                 Second Home                  4.20%

Purpose                          Purchase                    51.88%
                                 R/T Refinance               36.76%
                                 C/O Refinance               11.36%

Index Type                       6 Month LIBOR                0.00%
                                 12 Month LIBOR               0.00%
                                 1 Year CMT                 100.00%

California Percentage                                        64.27%
California Distribution          Northern California         27.46%
                                 Southern California         72.54%

Loans with Prepayment
   Penalties                                                  0.00%
Loans with Primary Mortgage
   Insurance                                                  0.76%
------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                           GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Summary                               Total         Minimum        Maximum
-----------------------------------------------------------------------------
Cut-off Date Principal Balance   $50,229,298.68
Number of Loans                              95
Average Original Loan Balance    $   528,773.13   $324,000.00   $1,200,000.00
Average Current Loan Balance     $   528,729.46   $324,000.00   $1,200,000.00
W.A. Original LTV                         75.94%        34.23%          90.00%
W.A. Gross Coupon                          5.40%         3.88%           5.75%
W.A. Gross Margin                          2.63%         2.25%           2.75%
W.A. Initial Cap                           4.29%         2.00%           5.00%
W.A. Periodic Cap                          1.24%         1.00%           2.00%
W.A. Maximum Rate                         11.40%         9.88%          11.75%
W.A. Term to Next Rate
   Adjustment Date (months)                  35            32              36
W.A. Remaining Term to
   Maturity (months)                        359           356             360
W.A. FICO Score                             704           630             793
-----------------------------------------------------------------------------

------------------------------------------------------------------------
                                                          Cut-off Date
                                 Range                 Principal Balance
                                 -------------------   -----------------
Product Type                     Adjustable                 100.00%
                                 Fixed                        0.00%
Interest Only Loans                                          92.35%

1st Lien                                                    100.00%

Property Type                    SFR                         50.69%
                                 2-4 Family                  16.90%
                                 PUD                         24.91%
                                 Condominium                  7.51%
                                 Cooperative                  0.00%

Occupancy Status                 Primary Home                85.44%
                                 Investor Property           11.84%
                                 Second Home                  2.72%

Purpose                          Purchase                    56.07%
                                 R/T Refinance               24.73%
                                 C/O Refinance               19.20%

Index Type                       6 Month LIBOR               76.17%
                                 12 Month LIBOR              23.83%
                                 1 Year CMT                   0.00%

California Percentage                                        67.20%
California Distribution          Northern California         59.03%
                                 Southern California         40.97%

Loans with Prepayment
   Penalties                                                  0.00%
Loans with Primary Mortgage
   Insurance                                                  1.46%
------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                           GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Summary                               Total         Minimum       Maximum
--------------------------------------------------------------------------
Cut-off Date Principal Balance   $85,044,220.00
Number of Loans                             338
Average Original Loan Balance       $251,739.61   $41,600.00   $825,000.00
Average Current Loan Balance        $251,610.12   $41,600.00   $825,000.00
W.A. Original LTV                         76.48%       29.91%       100.00%
W.A. Gross Coupon                          5.46%        3.75%         5.88%
W.A. Gross Margin                          2.35%        2.25%         2.75%
W.A. Initial Cap                           5.00%        5.00%         5.00%
W.A. Periodic Cap                          1.80%        1.00%         2.00%
W.A. Maximum Rate                         10.46%        8.75%        10.88%
W.A. Term to Next Rate
   Adjustment Date (months)                  59           54            60
W.A. Remaining Term to
   Maturity (months)                        358          239           360
W.A. FICO Score                             709          603           817
--------------------------------------------------------------------------

------------------------------------------------------------------------
                                                          Cut-off Date
                                 Range                 Principal Balance
                                 -------------------   -----------------
Product Type                     Adjustable                 100.00%
                                 Fixed                        0.00%
Interest Only Loans                                          62.51%

1st Lien                                                    100.00%

Property Type                    SFR                         59.21%
                                 2-4 Family                   3.72%
                                 PUD                         24.36%
                                 Condominium                 11.84%
                                 Cooperative                  0.05%
                                 Townhouse                    0.82%

Occupancy Status                 Primary Home                87.98%
                                 Investor Property            8.33%
                                 Second Home                  3.68%

Purpose                          Purchase                    62.17%
                                 R/T Refinance               14.91%
                                 C/O Refinance               22.91%

Index Type                       6 Month LIBOR               20.41%
                                 12 Month LIBOR              79.59%
                                 1 Year CMT                   0.00%

California Percentage                                        39.16%
California Distribution          Northern California         50.64%
                                 Southern California         49.36%

Loans with Prepayment
   Penalties                                                  0.00%
Loans with Primary Mortgage
   Insurance                                                 12.35%
------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                    GROUP 4 COLLATERAL SUMMARY - SUBGROUP 4NC
--------------------------------------------------------------------------------

Summary                               Total          Minimum        Maximum
------------------------------------------------------------------------------
Cut-off Date Principal Balance   $100,274,426.74
Number of Loans                              202
Average Original Loan Balance    $    496,454.21   $323,100.00   $1,500,000.00
Average Current Loan Balance     $    496,408.05   $322,932.71   $1,500,000.00
W.A. Original LTV                          75.94%        31.75%          95.00%
W.A. Gross Coupon                           6.06%         3.75%           7.13%
W.A. Gross Margin                           2.65%         1.75%           2.75%
W.A. Initial Cap                            4.92%         2.00%           5.00%
W.A. Periodic Cap                           1.18%         1.00%           2.00%
W.A. Maximum Rate                          11.76%        10.25%          13.00%
W.A. Term to Next Rate
   Adjustment Date (months)                   47             4             120
W.A. Remaining Term to
   Maturity (months)                         359           298             360
W.A. FICO Score                              700           620             811
------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                          Cut-off Date
                                 Range                 Principal Balance
                                 -------------------   -----------------
Product Type                     Adjustable                 100.00%
                                 Fixed                        0.00%
Interest Only Loans                                          89.72%

1st Lien                                                    100.00%

Property Type                    SFR                         53.25%
                                 2-4 Family                  11.21%
                                 PUD                         27.31%
                                 Condominium                  8.23%
                                 Cooperative                  0.00%

Occupancy Status                 Primary Home                73.27%
                                 Investor Property           20.72%
                                 Second Home                  6.01%

Purpose                          Purchase                    53.94%
                                 R/T Refinance               11.67%
                                 C/O Refinance               34.38%

Index Type                       6 Month LIBOR               81.80%
                                 12 Month LIBOR              18.20%
                                 1 Year CMT                   0.00%

California Percentage                                        53.01%
California Distribution          Northern California         48.72%
                                 Southern California         51.28%

Loans with Prepayment
   Penalties                                                 19.19%
Loans with Primary Mortgage
   Insurance                                                  7.15%
------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                    GROUP 4 COLLATERAL SUMMARY - SUBGROUP 4C
--------------------------------------------------------------------------------

Summary                               Total          Minimum      Maximum
---------------------------------------------------------------------------
Cut-off Date Principal Balance   $189,614,518.92
Number of Loans                            1,044
Average Original Loan Balance    $    181,640.16   $17,900.00   $600,000.00
Average Current Loan Balance     $    181,623.10   $17,900.00   $600,000.00
W.A. Original LTV                          78.81%       16.19%       102.57%
W.A. Gross Coupon                           5.84%        4.13%         8.75%
W.A. Gross Margin                           2.69%        2.25%         3.00%
W.A. Initial Cap                            4.79%        2.00%        12.00%
W.A. Periodic Cap                           1.12%        1.00%         2.00%
W.A. Maximum Rate                          11.58%        5.50%        14.75%
W.A. Term to Next Rate
   Adjustment Date (months)                   42            5           120
W.A. Remaining Term to
   Maturity (months)                         359          177           360
W.A. FICO Score                              708          621           817
---------------------------------------------------------------------------

------------------------------------------------------------------------

                                                         Cut-off Date
                                 Range                 Principal Balance
                                 -------------------   -----------------
Product Type                     Adjustable                 100.00%
                                 Fixed                        0.00%
Interest Only Loans                                          94.62%

1st Lien                                                    100.00%

Property Type                    SFR                         48.32%
                                 2-4 Family                  17.53%
                                 PUD                         22.90%
                                 Condominium                 11.20%
                                 Cooperative                  0.04%

Occupancy Status                 Primary Home                46.49%
                                 Investor Property           50.18%
                                 Second Home                  3.33%

Purpose                          Purchase                    66.09%
                                 R/T Refinance               15.04%
                                 C/O Refinance               18.88%

Index Type                       6 Month LIBOR               87.74%
                                 12 Month LIBOR              12.26%
                                 1 Year CMT                   0.00%

California Percentage                                        26.01%
California Distribution          Northern California         54.86%
                                 Southern California         45.14%

Loans with Prepayment
   Penalties                                                 27.05%
Loans with Primary Mortgage
   Insurance                                                 10.00%
------------------------------------------------------------------------